UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2017

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to 2015 Stock Incentive Plan
On March 2, 2017, the Board of Directors of Endologix, Inc. (the “Company”) approved, subject to stockholder approval, an amendment to the Company’s 2015 Stock Incentive Plan (as amended, the “Plan”), which was approved by the Company’s stockholders at the 2017 annual meeting of stockholders held on May 31, 2017 (the “Annual Meeting”). The Plan amendment increased the total number of shares reserved for issuance under the Plan by 3,500,000 shares, or from 6,300,000 shares to 9,800,000 shares.
The foregoing description of the Plan amendment does not purport to be complete and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on Wednesday, May 31, 2017 at the Marriott Marquis San Diego Marina, 333 West Harbor Drive, San Diego, California 92101. As of April 13, 2017, the record date for the Annual Meeting, the Company had 82,969,076 shares of its common stock outstanding and entitled to vote, of which 75,107,773 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.
Proposal No. 1: The Company’s stockholders elected each of the two Class I nominees named below to serve on the Company’s Board of Directors for a three-year term expiring at the Company’s 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Class III Nominee	Votes For	Votes Withheld	Broker Non-votes
Daniel Lemaitre	64,956,795	868,185	9,282,793
Leslie Norwalk	65,367,529	457,451	9,282,793
Proposal No. 2: The Company’s stockholders did not approve by advisory vote the compensation of the Company’s named executive officers as described in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,594,097	39,132,094	98,789	9,282,793
Proposal No. 3: The Company’s stockholders approved on an advisory basis an annual frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

Every Year	Every 2 Years	Every 3 Years	Votes Abstaining
65,539,310	30,416	240,801	14,453
Based upon the results set forth above for Proposal No. 3, the Board of Directors of the Company has determined that future stockholder advisory votes on the compensation of the Company’s named executive officers will occur every year.
Proposal No. 4: The Company’s stockholders approved an amendment to the Company’s 2015 Stock Incentive Plan, as amended, increasing the total number of shares reserved for issuance thereunder by 3,500,000 shares, or from 6,300,000 shares to 9,800,000 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,530,046	20,250,932	44,002	9,282,793
Proposal No. 5: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
70,274,258	4,830,508	3,007	---
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
10.1	2015 Stock Incentive Plan, as amended

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: June 2, 2017	/s/ Vaseem Mahboob
Vaseem Mahboob
Chief Financial Officer